SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) December 3, 2002
                                  ----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------










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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibit

      Exhibit 3(ii) The By-Laws of General Motors Corporation, were amended on December 3, 2002, reflecting amendments to the following sections:

      Section 3.8 of the GM By-laws, which currently reads "Committee on Director Affairs: be, and the same hereby is, amended to read "Directors and Corporate Governance Committee"; and further

      Paragraph three of Section 2.6 of Article II of the GM By-laws, was amended to read as follows:

      "The board of directors may also elect one of its members as vice chairman of the board of directors who shall have such duties and responsibilities as are provided by these by-laws or may be directed by the board of directors, the chairman of the board, or the chairman of the directors and governance committee of the board of directors."; and further

      First sentence of paragraph four of Section 2.6 of Article II of the GM By-laws, was amended to read as follows:

      "In the absence of the chairman of the board of directors, the vice chairman, or in his absence, the chairman of the directors and corporate governance committee of the board of directors, or in his absence, a member of the board selected by the members present, shall preside at meetings of the board."; and further

      First sentence of paragraph two of Section 3.1 of Article III of the GM By-laws, was amended to read as follows:

      "The following committee shall be standing committees of the board: the investment funds committee, the audit committee, the executive compensation committee, the public policy committee, the directors and corporate governance committee and the capital stocl committee."; and further

      The title and first sentence of Section 3.8 of Article III of the GM By-laws, was amended to read as follows:

      3.8 Directors and Corporate Governance Committee

      "The board of directors shall select the members of the directors and corporate governance committee, and shall designate the chairman of the committee."


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)

Date    February 25, 2003
        -----------------

                                       By
                                            /s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)





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